Supplemental Financial & Operating Data Fourth Quarter and Full Year Ended December 31, 2023 Exhibit 99.2

2Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. Among those risks, uncertainties and other factors are: the impact of changes in general economic conditions and market developments, including inflation, interest rates, supply chain disruptions, consumer confidence levels, changes in consumer spending, unemployment levels and depressed real estate prices resulting from the severity and duration of any downturn in the U.S. or global economy; the impact of increased interest rates on us, including our ability to successfully pursue investments in, and acquisitions of, additional properties and to obtain debt financing for such investments at attractive interest rates, or at all; risks associated with our pending and recently closed transactions, including our ability or failure to realize the anticipated benefits thereof; our dependence on our tenants at our properties and their affiliates that serve as guarantors of the lease payments and the negative consequences any material adverse effect on their respective businesses could have on us; the possibility that our pending and any future transactions may not be consummated on the terms or timeframes contemplated, or at all, including our ability to obtain the financing necessary to complete any acquisitions on the terms we expect in a timely manner, or at all, the ability of the parties to satisfy the conditions set forth in the definitive transaction documents, including the receipt of, or delays in obtaining, governmental and regulatory approvals and consents required to consummate the pending transactions, or other delays or impediments to completing the transactions; the anticipated benefits of certain arrangements with certain tenants relating to our funding of “same store” capital improvements in exchange for increased rent pursuant to the terms of our agreements with such tenants, which we refer to as the Partner Property Growth Fund; our ability to exercise our purchase rights under our put-call agreements, call agreements, right of first refusal agreements and right of first offer agreements; our borrowers’ ability to repay their outstanding loan obligations to us; our dependence on the gaming industry; our ability to pursue our business and growth strategies may be limited by the requirement that we distribute 90% of our REIT taxable income in order to qualify for taxation as a REIT and that we distribute 100% of our REIT taxable income in order to avoid current entity-level U.S. federal income taxes; the impact of extensive regulation from gaming and other regulatory authorities; the ability of our tenants to obtain and maintain regulatory approvals in connection with the operation of our properties, or the imposition of conditions to such regulatory approvals; the possibility that our tenants may choose not to renew their respective lease agreements following the initial or subsequent terms of the leases; restrictions on our ability to sell our properties subject to the lease agreements; our tenants and any guarantors’ historical results may not be a reliable indicator of their future results; our substantial amount of indebtedness and ability to service, refinance and otherwise fulfill our obligations under such indebtedness; our historical financial information may not be reliable indicators of our future results of operations, financial condition and cash flows; our inability to successfully pursue investments in, and acquisitions of, additional properties; the possibility that we identify significant environmental, tax, legal or other issues, including additional costs or liabilities, that materially and adversely impact the value of assets acquired or secured as collateral (or other benefits we expect to receive) in any of our pending or recently completed transactions; the impact of changes to the U.S. federal income tax laws; the possibility of adverse tax consequences as a result of our pending or recently completed transactions, including tax protection agreements to which we are a party; increased volatility in our stock price, including as a result of our pending or recently completed transactions; our inability to maintain our qualification for taxation as a REIT; the impact of climate change, natural disasters, war, political and public health conditions or uncertainty or civil unrest, violence or terrorist activities or threats on our properties and changes in economic conditions or heightened travel security and health measures instituted in response to these events; the loss of the services of key personnel; the inability to attract, retain and motivate employees; the costs and liabilities associated with environmental compliance; failure to establish and maintain an effective system of integrated internal controls; our reliance on distributions received from our subsidiaries, including VICI Properties OP LLC (“VICI OP”), to make distributions to our stockholders; the potential impact on the amount of our cash distributions if we were to sell any of our properties in the future; our ability to continue to make distributions to holders of our common stock or maintain anticipated levels of distributions over time; and competition for transaction opportunities, including from other REITs, investment companies, private equity firms and hedge funds, sovereign funds, lenders, gaming companies and other investors that may have greater resources and access to capital and a lower cost of capital or different investment parameters than us. Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Tenant, Borrower and Other Company Information The Company makes no representation as to the accuracy or completeness of the information regarding its tenants, including Bowlero Corp. (“Bowlero”), Caesars Entertainment, Inc. (“Caesars”), Century Casinos, Inc. (“Century Casinos”), Chelsea Piers in New York City (“Chelsea Piers”), Cherokee Nation Entertainment, L.L.C. (“CNE”), the Eastern Band of Cherokee Indians (“EBCI”), Foundation Gaming and Entertainment LLC (“Foundation Gaming”), Seminole Hard Rock Entertainment, Inc. (“Hard Rock”), JACK Ohio LLC (“JACK Entertainment”), MGM Resorts International (“MGM”), PENN Entertainment, Inc. (“PENN Entertainment”), PURE Canadian Gaming Corp. (“PURE Canadian”), and an affiliate of certain funds managed by affiliates of Apollo Global Management, Inc. (“Venetian Las Vegas Tenant”), borrowers and other companies included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, LLC and MGM, as the parent and guarantor of MGM Lessee, LLC, the Company's significant lessees, have been filed with the Securities and Exchange Commission (“SEC”). Certain financial and other information for our tenants, guarantors, borrowers and other companies included in this presentation have been derived from their respective filings, if and as applicable, and other publ icly available presentations and press releases. While we believe this information to be reliable, we have not independently investigated or verified such data. Market and Industry Data and Trademark Information This presentation may contain estimates and information concerning the Company's industry, including market position, rent growth, corporate governance, and other analyses of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. The brands operated at our properties are trademarks of their respective owners. None of these owners nor any of their respective officers, directors, agents or employees have approved any disclosure contained in this presentation or are responsible or liable for the content of this presentation. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”) , AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures see “Definitions of Non-GAAP Financial Measures” included in the Appendix at the end of this presentation. Financial Data Financial information provided herein is as of December 31, 2023 unless otherwise indicated. DISCLAIMERS

TABLE OF CONTENTS


PALAZZO
PALAZZO

Corporate Overview........ 4
Portfolio & Financial Highlights........ 5
Consolidated Balance Sheets........ 6-7
Consolidated Statement of Operations........ 8-9
Non-GAAP Financial Measures........ 10-11
Revenue Detail........ 12-13
Annualized Contractual Rent and Income from Loans........ 14
2024 Guidance........ 15
Capitalization & Key Credit Metrics........ 16
Debt Detail........ 17
Geographic Diversification........ 18
Summary of Current Lease Terms........ 19-22
Investment Activity........ 23
Capital Markets Activity........ 24
Gaming Embedded Growth Pipeline........ 25
Other Experiential Embedded Growth Pipeline........ 26
Analyst Coverage........ 27
Definitions of Non-GAAP Financial Measures........ 28

VICI
Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA
3

4Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA CORPORATE OVERVIEW VICI Properties Inc. is an S&P 500® experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality and entertainment destinations, including Caesars Palace Las Vegas, MGM Grand and the Venetian Resort Las Vegas, three of the most iconic entertainment facilities on the Las Vegas Strip. VICI Properties owns 93 experiential assets across a geographically diverse portfolio consisting of 54 gaming properties and 39 other experiential properties across the United States and Canada. The portfolio is comprised of approximately 127 million square feet and features approximately 60,300 hotel rooms and over 500 restaurants, bars, nightclubs and sportsbooks. Its properties are occupied by industry-leading gaming, leisure and hospitality operators under long-term, triple- net lease agreements. VICI Properties has a growing array of real estate and financing partnerships with leading operators in other experiential sectors, including Bowlero, Cabot, Canyon Ranch, Chelsea Piers, Great Wolf Resorts, Homefield, and Kalahari Resorts. VICI Properties also owns four championship golf courses and 33 acres of undeveloped and underdeveloped land adjacent to the Las Vegas Strip. VICI Properties’ goal is to create the highest quality and most productive experiential real estate portfolio through a strategy of partnering with the highest quality experiential place makers and operators. For additional information, please visit www.viciproperties.com. Senior Management Board of Directors Contact Information Edward Pitoniak Chief Executive Officer & Director John Payne President & Chief Operating Officer David Kieske Executive Vice President, Chief Financial Officer & Treasurer Samantha Gallagher Executive Vice President, General Counsel & Secretary Gabriel Wasserman Senior Vice President, Chief Accounting Officer Kellan Florio Senior Vice President, Chief Investment Officer Moira McCloskey Senior Vice President, Capital Markets James Abrahamson* Director, Chairman of the Board Diana Cantor* Director, Audit Committee Chair Monica Douglas* Director Elizabeth Holland* Director, Nominating & Governance Committee Chair Craig Macnab* Director, Compensation Committee Chair Edward Pitoniak Director, Chief Executive Officer Michael Rumbolz* Director Note: * Denotes independent director Corporate Headquarters – VICI Properties Inc. 535 Madison Avenue, 20th Floor New York, New York 10022 (646) 949-4631 Public Markets Detail Ticker: VICI Exchange: NYSE Transfer Agent – Computershare 7530 Lucerne Drive, Suite 305 Cleveland, OH 44130 (800) 962‐4284 www.computershare.com Website www.viciproperties.com LinkedIn www.linkedin.com/company/vici-properties-inc Investor Relations investors@viciproperties.com

PORTFOLIO & FINANCIAL HIGHLIGHTS

($ amounts in thousands, except share, per share, portfolio and property data)

Portfolio Highlights

54 Gaming Properties
39 Other Experiential Properties
4 Golf Courses

13 Tenants with 80% of Rent from Publicly Traded Tenants

26 States & 1 Canadian Province

33 Acres of Undeveloped and Underdeveloped Land around the Las Vegas Strip

41.6 Year Weighted Average Lease Term as of December 31, 2023[2]

100% Occupancy Rate

Financial Highlights as of December 31, 2023

	Three Months Ended			
	Dec. 31, 2023	Sept. 30, 2023	Jun. 30, 2023	Mar. 31, 2023
Net Income Per Common Share				
Basic	$0.72	$0.55	$0.69	$0.52
Diluted	$0.72	$0.55	$0.69	$0.52
Funds From Operations Per Common Share[1]				
Basic	$0.72	$0.55	$0.69	$0.52
Diluted	$0.72	$0.55	$0.69	$0.52
Adjusted Funds From Operations Per Common Share[1]				
Basic	$0.55	$0.54	$0.54	$0.53
Diluted	$0.55	$0.54	$0.54	$0.53
Net Income Attributable to Common Stockholders	$747,769	$556,329	$690,702	$518,740
Adjusted EBITDA Attributable to Common Stockholders[1]	$749,550	$726,406	$723,414	$710,302
Annualized Dividend Per Share	$1.66	$1.66	$1.56	$1.56
Dividend Yield at Period End	5.2%	5.7%	5.0%	4.8%

Summary Capitalization

Shares Outstanding	1,042,702,763
Third-Party Partnership Units Outstanding	13,054,659
Share Price	$31.88
Equity Market Capitalization	$33,657,547
Total Debt	$17,123,804
Cash & Cash Equivalents	$522,574
Total Enterprise Value	$50,258,777
LQA Net Leverage Ratio[3]	5.5x

Credit Ratings

Moody's	S&P	Fitch
Ba1 / Stable Outlook	BBB- / Stable Outlook	BBB- / Stable Outlook

(1) See "Non-GAAP Financial Measures" on pages 10-11 of this presentation for reconciliations and "Definitions of Non-GAAP Financial Measures" on page 28 of this presentation for the definitions of these Non-GAAP Financial Measures. (2) Inclusive of all tenant renewal options based on annualized cash rent. (3) LQA Net Leverage defined as Total Debt less Cash & Cash Equivalents divided by last quarter annualized ("LQA") Adjusted EBITDA for the quarter ended December 31, 2023. See page 16 for more information and reconciliations on this metric. LTM Net Leverage for the period ended December 31, 2023 was 5.7x.

VICI
Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA
5

6Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA CONSOLIDATED BALANCE SHEETS ($ amounts in thousands, except share and per share data) December 31, 2023 December 31, 2022 Assets Real estate portfolio: Investments in leases - sales-type, net 23,015,931$ 17,172,325$ Investments in leases - financing receivables, net 18,211,102 16,740,770 Investments in loans and securities, net 1,144,177 685,793 Investment in unconsolidated affiliate — 1,460,775 Land 150,727 153,560 Cash and cash equivalents 522,574 208,933 Short-term investments — 217,342 Other assets 1,015,330 936,328 Total assets 44,059,841$ 37,575,826$ Liabilities Debt, net 16,724,125$ 13,739,675$ Accrued expenses and deferred revenue 227,241 213,388 Dividends and distributions payable 437,599 380,178 Other liabilities 1,013,102 952,472 Total liabilities 18,402,067 15,285,713 Stockholders' equity 10,427 9,631 — — Additional paid-in capital 24,125,872 21,645,499 Accumulated other comprehensive income 153,870 185,353 Retained earnings 965,762 93,154 Total VICI stockholders' equity 25,255,931 21,933,637 Non-controlling interests 401,843 356,476 Total stockholders' equity 25,657,774 22,290,113 Total liabilities and stockholders' equity 44,059,841$ 37,575,826$ Common stock, $0.01 par value, 1,350,000,000 shares authorized and 1,042,702,763 and 963,096,563 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding at December 31, 2023 and December

CONSOLIDATED BALANCE SHEETS – QUARTERLY

($ amounts in thousands)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Assets				
Real estate portfolio:				
Investments in leases - sales-type, net	$ 23,015,931	$ 22,889,984	$ 22,655,164	$ 22,579,820
Investments in leases - financing receivables, net	18,211,102	17,337,665	17,144,528	17,051,187
Investments in loans and securities, net	1,144,177	973,217	627,259	886,524
Investment in unconsolidated affiliate	—	—	—	—
Land	150,727	150,727	150,727	153,560
Cash and cash equivalents	522,574	510,884	738,793	247,673
Short-term investments	—	—	—	—
Other assets	1,015,330	969,672	934,139	934,049
Total assets	$ 44,059,841	$ 42,832,149	$ 42,250,610	$ 41,852,813
Liabilities				
Debt, net	$ 16,724,125	$ 16,692,728	$ 16,624,197	$ 16,606,240
Accrued expenses and deferred revenue	227,241	222,430	210,534	221,283
Dividends and distributions payable	437,599	426,861	397,480	396,212
Other liabilities	1,013,102	954,448	933,824	954,543
Total liabilities	18,402,067	18,296,467	18,166,035	18,178,278
Stockholders' equity				
Common stock	10,427	10,168	10,074	10,042
Preferred stock	—	—	—	—
Additional paid-in capital	24,125,872	23,316,140	23,014,913	22,910,509
Accumulated other comprehensive income	153,870	186,241	173,670	170,441
Retained earnings	965,762	652,402	518,059	220,254
Total VICI stockholders' equity	25,255,931	24,164,951	23,716,716	23,311,246
Non-controlling interests	401,843	370,731	367,859	363,289
Total stockholders' equity	25,657,774	24,535,682	24,084,575	23,674,535
Total liabilities and stockholders' equity	$ 44,059,841	$ 42,832,149	$ 42,250,610	$ 41,852,813

VICI

Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

7

CONSOLIDATED STATEMENT OF OPERATIONS

($ amounts in thousands, except share and per share data)

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Revenues				
Income from sales-type leases	$ 506,217	$ 386,293	$ 1,980,178	$ 1,464,245
Income from lease financing receivables, loans and securities	396,813	355,685	1,519,516	1,041,229
Other income	18,283	17,818	73,326	59,629
Golf revenues	10,552	10,110	38,968	35,594
Total revenues	931,865	769,906	3,611,988	2,600,697
Operating expenses				
General and administrative	15,256	15,029	59,603	48,340
Depreciation	1,586	811	4,298	3,182
Other expenses	18,283	17,818	73,326	59,629
Golf expenses	8,215	6,272	27,089	22,602
Change in allowance for credit losses (1)	(63,295)	(30,965)	102,824	834,494
Transaction and acquisition expenses	4,632	3,287	8,017	22,653
Total operating expenses	(15,323)	12,252	275,157	990,900
Income from unconsolidated affiliate	—	21,916	1,280	59,769
Interest expense	(205,175)	(169,329)	(818,056)	(539,953)
Interest income	7,776	5,633	23,970	9,530
Other gains	161	—	4,456	—
Income before income taxes	749,950	615,874	2,548,481	1,139,143
Benefit from (provision for) income taxes	9,771	(1,032)	6,141	(2,876)
Net income	759,721	614,842	2,554,622	1,136,267
Less: Net income attributable to non-controlling interests	(11,952)	(10,789)	(41,082)	(18,632)
Net income attributable to common stockholders	$ 747,769	$ 604,053	$ 2,513,540	$ 1,117,635
Net income per common share				
Basic	$ 0.72	$ 0.63	$ 2.48	$ 1.27
Diluted	$ 0.72	$ 0.63	$ 2.47	$ 1.27
Weighted average number of shares of common stock outstanding				
Basic	1,036,702,399	962,580,619	1,014,513,195	877,508,388
Diluted	1,037,834,052	965,299,406	1,015,776,697	879,675,845

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Impact to net income related to non-cash change in allowance for credit losses - CECL (1)	$ 63,295	$ 30,965	$ (102,824)	$ (834,494)
Per share impact related to non-cash change in allowance for credit losses - CECL				
Basic	$ 0.06	$ 0.03	$ (0.10)	$ (0.95)
Diluted	$ 0.06	$ 0.03	$ (0.10)	$ (0.95)

(1) Refer to Note 5 – Allowance for Credit Losses within our Annual Report on Form 10-K for the year ended December 31, 2023.

VICI

Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

8

CONSOLIDATED STATEMENT OF OPERATIONS – QUARTERLY

($ amounts in thousands, except share and per share data)

	Three Months Ended			
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Revenues				
Income from sales-type leases	$ 506,217	$ 500,212	$ 495,355	$ 478,394
Income from lease financing receivables, loans and securities	396,813	378,502	373,132	371,069
Other income	18,283	18,179	18,525	18,339
Golf revenues	10,552	7,425	11,146	9,845
Total revenues	931,865	904,318	898,158	877,647
Operating expenses				
General and administrative	15,256	14,422	14,920	15,005
Depreciation	1,586	1,011	887	814
Other expenses	18,283	18,179	18,525	18,339
Golf expenses	8,215	6,332	6,590	5,952
Change in allowance for credit losses (1)	(63,295)	95,997	(41,355)	111,477
Transaction and acquisition expenses	4,632	3,566	777	(958)
Total operating expenses	(15,323)	139,507	344	150,629
Income from unconsolidated affiliate	—	—	—	1,280
Interest expense	(205,175)	(204,927)	(203,594)	(204,360)
Interest income	7,776	7,341	5,806	3,047
Other gains (losses)	161	(1,122)	3,454	1,963
Income before income taxes	749,950	566,103	703,480	528,948
Benefit from (provision for) income taxes	9,771	(644)	(1,899)	(1,087)
Net income	759,721	565,459	701,581	527,861
Less: Net income attributable to non-controlling interests	(11,952)	(9,130)	(10,879)	(9,121)
Net income attributable to common stockholders	$ 747,769	$ 556,329	$ 690,702	$ 518,740
Net income per common share				
Basic	$ 0.72	$ 0.55	$ 0.69	$ 0.52
Diluted	$ 0.72	$ 0.55	$ 0.69	$ 0.52
Weighted average number of shares of common stock outstanding				
Basic	1,036,702,399	1,012,986,784	1,006,893,810	1,001,526,645
Diluted	1,037,834,052	1,013,589,640	1,007,968,422	1,003,831,325
Impact to net income related to non-cash change in allowance for credit losses - CECL (1)	$ 63,295	$ (95,997)	$ 41,355	$ (111,477)
Per share impact related to non-cash change in allowance for credit losses - CECL				
Basic	$ 0.06	$ (0.09)	$ 0.04	$ (0.11)
Diluted	$ 0.06	$ (0.09)	$ 0.04	$ (0.11)

(1) Refer to Note 5 – Allowance for Credit Losses within our Annual Report on Form 10-K for the year ended December 31, 2023.

VICI

Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

9

NON-GAAP FINANCIAL MEASURES

($ amounts in thousands, except share and per share data)

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Net income attributable to common stockholders	$ 747,769	$ 604,053	$ 2,513,540	$ 1,117,635
Real estate depreciation	—	—	—	—
Joint venture depreciation and non-controlling interest adjustments	—	10,093	1,426	27,146
Funds From Operations (FFO) attributable to common stockholders[1]	747,769	614,146	2,514,966	1,144,781
Non-cash leasing and financing adjustments	(131,800)	(107,109)	(515,488)	(337,631)
Non-cash change in allowance for credit losses	(63,295)	(30,965)	102,824	834,494
Non-cash stock-based compensation	4,019	3,627	15,536	12,986
Transaction and acquisition expenses	4,632	3,287	8,017	22,653
Amortization of debt issuance costs and original issue discount	16,807	10,301	70,452	48,595
Other depreciation	1,299	780	3,741	3,060
Capital expenditures	(1,080)	(709)	(2,842)	(1,802)
Gain on extinguishment of debt and interest rate swap settlements	—	—	—	(5,405)
Other gains[2]	(161)	—	(4,456)	—
Deferred income tax benefit	(10,426)	—	(10,426)	—
Joint venture non-cash adjustments and non-controlling interest adjustments	2,650	(5,759)	4,716	(27,930)
Adjusted Funds From Operations (AFFO) attributable to common stockholders[1]	570,414	487,599	2,187,040	1,693,801
Interest expense, net	180,592	153,395	723,634	487,233
Income tax expense	655	1,032	4,285	2,876
Joint venture adjustments and non-controlling interest adjustments	(2,111)	11,568	(5,287)	30,755
Adjusted EBITDA attributable to common stockholders[1]	$ 749,550	$ 653,594	$ 2,909,672	$ 2,214,665
Net income per common share				
Basic	$ 0.72	$ 0.63	$ 2.48	$ 1.27
Diluted	$ 0.72	$ 0.63	$ 2.47	$ 1.27
FFO per common share				
Basic	$ 0.72	$ 0.64	$ 2.48	$ 1.30
Diluted	$ 0.72	$ 0.64	$ 2.48	$ 1.30
AFFO per common share				
Basic	$ 0.55	$ 0.51	$ 2.16	$ 1.93
Diluted	$ 0.55	$ 0.51	$ 2.15	$ 1.93
Weighted average number of shares of common stock outstanding				
Basic	1,036,702,399	962,580,619	1,014,513,195	877,508,388
Diluted	1,037,834,052	965,299,406	1,015,776,697	879,675,845

(1) See definitions of Non-GAAP Financial Measures on page 28 of this presentation. (2) Represents non-cash foreign currency remeasurement adjustments and gain on sale of land.

VICI

Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

10

NON-GAAP FINANCIAL MEASURES – QUARTERLY

($ amounts in thousands, except share and per share data)

	Three Months Ended			
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Net income attributable to common stockholders	$ 747,769	$ 556,329	$ 690,702	$ 518,740
Real estate depreciation	—	—	—	—
Joint venture depreciation and non-controlling interest adjustments	—	—	—	1,426
Funds From Operations (FFO) attributable to common stockholders[1]	747,769	556,329	690,702	520,166
Non-cash leasing and financing adjustments	(131,800)	(131,344)	(129,510)	(122,834)
Non-cash change in allowance for credit losses	(63,295)	95,997	(41,355)	111,477
Non-cash stock-based compensation	4,019	4,019	4,031	3,467
Transaction and acquisition expenses	4,632	3,566	777	(958)
Amortization of debt issuance costs and original issue discount	16,807	17,283	16,680	19,682
Other depreciation	1,299	833	826	783
Capital expenditures	(1,080)	(444)	(330)	(988)
Other (gains) losses[2]	(161)	1,122	(3,454)	(1,963)
Deferred income tax benefit	(10,426)	—	—	—
Joint venture non-cash adjustments and non-controlling interest adjustments	2,650	253	2,040	(227)
Adjusted Funds From Operations (AFFO) attributable to common stockholders[1]	570,414	547,614	540,407	528,605
Interest expense, net	180,592	180,303	181,108	181,631
Income tax expense	655	644	1,899	1,087
Joint venture adjustments and non-controlling interest adjustments	(2,111)	(2,155)	—	(1,021)
Adjusted EBITDA attributable to common stockholders[1]	$ 749,550	$ 726,406	$ 723,414	$ 710,302
Net income per common share				
Basic	$ 0.72	$ 0.55	$ 0.69	$ 0.52
Diluted	$ 0.72	$ 0.55	$ 0.69	$ 0.52
FFO per common share				
Basic	$ 0.72	$ 0.55	$ 0.69	$ 0.52
Diluted	$ 0.72	$ 0.55	$ 0.69	$ 0.52
AFFO per common share				
Basic	$ 0.55	$ 0.54	$ 0.54	$ 0.53
Diluted	$ 0.55	$ 0.54	$ 0.54	$ 0.53
Weighted average number of shares of common stock outstanding				
Basic	1,036,702,399	1,012,986,784	1,006,893,810	1,001,526,645
Diluted	1,037,834,052	1,013,589,640	1,007,968,422	1,003,831,325

(1) See definitions of Non-GAAP Financial Measures on page 28 of this presentation. (2) Represents non-cash foreign currency remeasurement adjustments and gain on sale of land.

VICI

Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

11

REVENUE DETAIL

($ amounts in thousands)

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Contractual income from sales-type leases				
Caesars Regional Master Lease (excluding Harrah's NOLA, AC, and Laughlin) & Joliet Lease	$ 136,067	$ 129,544	$ 534,923	$ 497,731
Caesars Las Vegas Master Lease	116,076	110,932	456,933	427,600
MGM Grand/Mandalay Bay Lease	77,468	—	302,326	—
The Venetian Resort Las Vegas Lease	64,375	62,500	256,250	212,798
PENN Greektown Lease	13,214	12,830	52,215	51,320
Hard Rock Cincinnati Lease	11,541	11,176	45,069	44,206
EBCI Southern Indiana Lease	8,370	8,247	33,152	32,663
Century Master Lease (excluding Century Canadian Portfolio)	10,740	6,376	34,210	25,504
PENN Margaritaville Lease	6,615	5,953	26,239	23,784
Income from sales-type leases non-cash adjustment [(1)]	61,751	38,735	238,861	148,639
Income from sales-type leases	506,217	386,293	1,980,178	1,464,245
Contractual income from lease financing receivables				
MGM Master Lease	186,150	211,855	744,733	574,967
Harrah's NOLA, AC, and Laughlin [(2)]	43,974	41,866	172,872	160,855
JACK Entertainment Master Lease	17,511	17,251	69,956	68,442
Hard Rock Mirage Lease	22,500	3,145	90,000	3,145
CNE Gold Strike Lease	10,000	—	35,000	—
Foundation Master Lease	6,063	652	24,252	652
PURE Master Lease	3,996	—	15,909	—
Century Canadian Portfolio [(3)]	3,176	—	4,063	—
Bowlero Master Lease	6,371	—	6,371	—
Chelsea Piers Lease	903	—	903	—
Income from lease financing receivables non-cash adjustment [(1)]	70,072	68,379	276,697	188,993
Income from lease financing receivables	370,716	343,148	1,440,756	997,054
Contractual interest income				
Senior secured notes	2,399	—	7,246	—
Senior secured loans	7,607	9,801	28,002	37,524
Mezzanine loans & preferred equity	16,114	2,741	43,582	6,651
Income from loans non-cash adjustment [(1)]	(23)	(5)	(70)	-
Income from loans and securities	26,097	12,537	78,760	44,175
Income from lease financing receivables, loans and securities	396,813	355,685	1,519,516	1,041,229
Other income	18,283	17,818	73,326	59,629
Golf revenues	10,552	10,110	38,968	35,594
Total revenues	$ 931,865	$ 769,906	$ 3,611,988	$ 2,600,697

(1) Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP. (2) Assets are part of the Caesars Regional Master Lease. (3) Assets are part of the Century Master Lease.

VICI

Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

12

REVENUE DETAIL – QUARTERLY

($ amounts in thousands)

	Three Months Ended			
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Contractual income from sales-type leases				
Caesars Regional Master Lease (excluding Harrah's NOLA, AC, and Laughlin) & Joliet Lease	$ 136,067	$ 132,952	$ 132,952	$ 132,952
Caesars Las Vegas Master Lease	116,076	113,619	113,619	113,619
MGM Grand/Mandalay Bay Lease	77,468	77,468	77,468	69,922
The Venetian Resort Las Vegas Lease	64,375	64,375	64,375	63,125
PENN Greektown Lease	13,214	13,214	12,957	12,830
Hard Rock Cincinnati Lease	11,541	11,176	11,176	11,176
EBCI Southern Indiana Lease	8,370	8,288	8,247	8,247
Century Master Lease (excluding Century Canadian Portfolio)	10,740	9,740	6,865	6,865
PENN Margaritaville Lease	6,615	6,615	6,615	6,394
Income from sales-type leases non-cash adjustment [(1)]	61,751	62,765	61,081	53,264
Income from sales-type leases	506,217	500,212	495,355	478,394
Contractual income from lease financing receivables				
MGM Master Lease	186,150	186,150	184,933	187,500
Harrah's NOLA, AC, and Laughlin [(2)]	43,974	42,966	42,966	42,966
JACK Entertainment Master Lease	17,511	17,511	17,511	17,423
Hard Rock Mirage Lease	22,500	22,500	22,500	22,500
CNE Gold Strike Lease	10,000	10,000	10,000	5,000
Foundation Master Lease	6,063	6,063	6,063	6,063
PURE Master Lease	3,996	4,054	4,050	3,809
Century Canadian Portfolio [(3)]	3,176	887	—	—
Bowlero Master Lease	6,371	—	—	—
Chelsea Piers Lease	903	—	—	—
Income from lease financing receivables non-cash adjustment [(1)]	70,072	68,586	68,462	69,577
Income from lease financing receivables	370,716	358,717	356,485	354,838
Contractual interest income				
Senior secured notes	2,399	2,344	2,395	108
Senior secured loans	7,607	4,565	5,566	10,264
Mezzanine loans & preferred equity	16,114	12,883	8,719	5,866
Income from loans non-cash adjustment [(1)]	(23)	(7)	(33)	(7)
Income from loans and securities	26,097	19,785	16,647	16,231
Income from lease financing receivables, loans and securities	396,813	378,502	373,132	371,069
Other income	18,283	18,179	18,525	18,339
Golf revenues	10,552	7,425	11,146	9,845
Total revenues	$ 931,865	$ 904,318	$ 898,158	$ 877,647

(1) Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP. (2) Assets are part of the Caesars Regional Master Lease. (3) Assets are part of the Century Master Lease.

VICI

Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

13

ANNUALIZED CONTRACTUAL RENT AND INCOME FROM LOANS

($ amounts in millions USD)

	Assets Per Lease	Tenant	Annualized Rent as of February 2024
Annualized Contractual Rent			
MGM Master Lease	11	MGM Resorts International	$744.6
Caesars Regional Master Lease & Joliet Lease	16	Caesars Entertainment	728.4
Caesars Las Vegas Master Lease	2	Caesars Entertainment	469.2
MGM Grand/Mandalay Bay Master Lease	2	MGM Resorts International	309.9
The Venetian Resort Las Vegas Lease	1	Venetian Las Vegas Tenant	257.5
Hard Rock Mirage Lease	1	Hard Rock Entertainment	91.8
JACK Entertainment Master Lease	2	JACK Entertainment	71.1
Century Master Lease(1)	8	Century Casinos	56.9
PENN Greektown Lease	1	PENN Entertainment	52.9
Hard Rock Cincinnati Lease	1	Hard Rock Entertainment	46.2
CNE Gold Strike Lease	1	Cherokee Nation Entertainment	40.0
EBCI Southern Indiana Lease	1	Eastern Band of Cherokee Indians	33.5
Bowlero Master Lease	38	Bowlero	31.6
PENN Margaritaville Lease	1	PENN Entertainment	26.8
Foundation Gaming Master Lease	2	Foundation Gaming	24.5
Chelsea Piers Lease	1	Chelsea Piers	24.0
PURE Canadian Master Lease(1)	4	PURE Canadian Gaming	16.7
Totals	93		$3,025.5

Partnerships with 13 Tenants



Caesars	40%
MGM	35%
Venetian	9%
Hard Rock	4%
PENN	3%
JACK	2%
Century Casinos(1)	2%
Cherokee Nation	1%
EBCI	1%
Bowlero	1%
Foundation	<1%
Chelsea Piers	<1%
PURE Canadian(1)	<1%

	Total Commitments	Principal Balance as of December 31, 2023	Blended Interest Rate	Annualized Income from Loans
Annualized Contractual Income from Loans and Securities				
Senior Secured Notes	$85.0	$85.0	11.0%	$9.4
Senior Secured Loans	868.6	392.2	7.3%	28.6
Mezzanine Loans & Preferred Equity	977.7	698.9	9.8%	68.3
Totals	$1,931.3	$1,176.1	9.0%	$106.3

Total Annualized Contractual Rent and Income from Loans and Securities	$3,131.8

(1) Includes rent or a portion of rent collected in CAD, assuming an exchange rate of C$1:00:US$0.76 as of December 31, 2023.

VICI

Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

14

15Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA 2024 GUIDANCE ($ amounts in millions, except per share data) The Company is providing preliminary AFFO guidance for the full year 2024. In determining AFFO, the Company adjusts for certain items that are otherwise included in determining net income attributable to common stockholders, the most comparable GAAP financial measure. In reliance on the exemption provided by applicable rules, the Company does not provide guidance for GAAP net income, the most comparable GAAP financial measure, or a reconciliation of 2023 AFFO to GAAP net income because we are unable to predict with reasonable certainty the amount of the change in non-cash allowance for credit losses under ASU No. 2016-13 - Financial Instruments—Credit Losses (Topic 326) (“ASC 326”) for a future period. The non-cash change in allowance for credit losses under ASC 326 with respect to a future period is dependent upon future events that are entirely outside of the Company’s control and may not be reliably predicted, including its tenants’ respective financial performance, fluctuations in the trading price of their common stock, credit ratings and outlook (each to the extent applicable), as well as broader macroeconomic performance. Based on past results and as disclosed in the Company’s historical financial results, the impact of these adjustments could be material, individually or in the aggregate, to the Company’s reported GAAP results. For more information, see “Non-GAAP Financial Measures” on page 28 of this presentation. The Company estimates AFFO for the year ending December 31, 2024 will be between $2,320 million and $2,355 million, or between $2.22 and $2.25 per diluted common share. Guidance does not include the impact on operating results from any possible or pending future acquisitions or dispositions, capital markets activity, or other non-recurring transactions. The following is a summary of the Company’s full-year 2024 guidance: The above per share estimates reflect the dilutive effect of the 22,856,855 shares pending under the Q4 2023 and Q1 2024 ATM forward sale agreements as calculated under the treasury stock method. VICI partnership units held by third parties are reflected as non-controlling interests and the income allocable to them is deducted from net income to arrive at net income attributable to common stockholders and AFFO; accordingly, guidance represents AFFO per share attributable to common stockholders based solely on outstanding shares of VICI common stock. The estimates set forth above reflect management’s view of current and future market conditions, including assumptions with respect to the earnings impact of the events referenced in this presentation. The estimates set forth above may be subject to fluctuations as a result of several factors and there can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. 2024 Guidance For the Year Ending December 31, 2024: Low High Estimated Adjusted Funds From Operations (AFFO) $2,320.0 $2,355.0 Estimated Adjusted Funds From Operations (AFFO) per common diluted share $2.22 $2.25 Estimated Weighted Average Common Share Count at Year End (in millions) 1,046.0 1,046.0

CAPITALIZATION & KEY CREDIT METRICS – AS OF DEC. 31, 2023

($ amounts in thousands, except share and per share data)

Capitalization	
Shares Outstanding	1,042,702,763
Third-Party Partnership Units Outstanding[1]	13,054,659
Share Price	$31.88
Equity Market Capitalization	$33,657,547
Revolving Credit Facility[2]	173,804
Senior Unsecured Notes	13,950,000
CMBS Debt	3,000,000
Total Debt	$17,123,804
Total Market Capitalization	$50,781,351
Less: Cash & Cash Equivalents	522,574
Total Enterprise Value	$50,258,777

Total Liquidity	
Revolving Credit Facility Capacity	$2,326,196
Outstanding Forward Sale Agreement Proceeds[4]	382,192
Cash & Cash Equivalents	522,574
Total Liquidity	$3,230,962

Investment Grade Bond Covenants	Thresholds	Actuals
Total Net Debt to Adjusted Total Assets	< 60%	39%
Senior Secured Net Debt to Adjusted Total Assets	< 40%	7%
Interest Coverage Ratio	> 1.5x	3.6x
Total Unencumbered Assets to Unsecured Debt	> 150%	273%

VICI Issuer Credit Ratings

Moody's: Ba1 / Stable Outlook

S&P: BBB- / Stable Outlook

Fitch: BBB- / Stable Outlook

Q4'23 LQA Net Leverage	
Q4'23 Adj. EBITDA[3]	$749,550
Annualized Q4'23 Adj. EBITDA	2,998,200
Net Debt	16,601,230
LQA Net Leverage Ratio	5.5x

(1) MGM and Bowlero hold third-party partnership units, which may be redeemed for cash or, at VICI's election, shares of common stock. (2) Revolver draws denominated in CAD and GBP, shown here in USD, refer to footnote 5 on slide 17 for additional information. (3) See "Non-GAAP Financial Measures" on pages 10-11 of this presentation for the reconciliations, and "Definitions of Non-GAAP Financial Measures" on page 28 of this presentation for the definitions of these Non-GAAP Financial Measures. (4) Estimated based on the forward sale price calculated as of December 31, 2023, and total amount of shares available for settlement under the Q4 2023 ATM Forward Sale Agreements. Subsequent to year end, in January 2024, VICI offered an additional 9,662,116 shares on a forward basis for additional estimated proceeds of $302.4 million upon settlement of the Q1 2024 forward sale agreements based on the initial forward sale price. Upon completion of this subsequent event, the Company had approximately $3.5 billion in liquidity.

VICI Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA 16

DEBT DETAIL

($ amounts in thousands USD)

Debt	Maturity Date	Coupon Rate	Effective Rate	As of December 31, 2023 Face Value	% of Total Debt	Carrying Value[1]
Senior Unsecured Debt[2]						
$2.5Bn Revolving Credit Facility						
Borrowings in USD	3/31/2027[3]	SOFR+1.05%[4]	6.505%[5]	-	-	-
Borrowings in CAD	3/31/2027[3]	CDOR+1.05%[4]	6.495%[5]	$162,346	0.9%	$162,346
Borrowings in GBP	3/31/2027[3]	SONIA+1.05%[4]	6.247%[5]	$11,458	0.1%	$11,458
2024 Bond Maturity						
5.625% Notes[6]	5/1/2024	5.625%	5.625%	$1,050,000	6.1%	$1,051,279
2025 Bond Maturities						
3.500% Notes	2/15/2025	3.500%	3.500%	$750,000	4.4%	$747,364
4.375% Notes	5/15/2025	4.375%	4.375%	$500,000	2.9%	$497,864
4.625% Notes[6]	6/15/2025	4.625%	4.625%	$800,000	4.7%	$790,641
2026 Bond Maturities						
4.500% Notes[6]	9/1/2026	4.500%	4.500%	$500,000	2.9%	$486,521
4.250% Notes	12/1/2026	4.250%	4.250%	$1,250,000	7.3%	$1,241,678
2027 Bond Maturities						
5.750% Notes[6]	2/1/2027	5.750%	5.750%	$750,000	4.4%	$756,800
3.750% Notes	2/15/2027	3.750%	3.750%	$750,000	4.4%	$744,762
2028 Bond Maturities						
4.500% Notes[6]	1/15/2028	4.500%	4.500%	$350,000	2.0%	$339,689
4.750% Notes	2/15/2028	4.750%	4.516%[7]	$1,250,000	7.3%	$1,239,594
2029 Bond Maturities						
3.875% Notes[6]	2/15/2029	3.875%	3.875%	$750,000	4.4%	$691,692
4.625% Notes	12/1/2029	4.625%	4.625%	$1,000,000	5.8%	$990,531
2030 Bond Maturities						
4.950% Notes	2/15/2030	4.950%	4.541%[7]	$1,000,000	5.8%	$989,347
4.125% Notes	8/15/2030	4.125%	4.125%	$1,000,000	5.8%	$990,111
2032 Bond Maturity						
5.125% Notes	5/15/2032	5.125%	3.980%[7]	$1,500,000	8.8%	$1,482,836
2052 Bond Maturity						
5.625% Notes	5/15/2052	5.625%	5.625%	$750,000	4.4%	$735,854
Total Unsecured Debt	-	-	-	$14,123,804	82.5%	$13,950,367
CMBS Debt	3/5/2032	3.558%	3.558%	$3,000,000	17.5%	$2,773,758
Weighted Average / Total as of Year End		4.49%	4.35%[5][7]	$17,123,804	100.0%	$16,724,125
Fixed Rate Debt Outstanding				99.0%		
Weighted Average Years to Maturity				5.9 Years		

(1) Carrying value shown net of unamortized original issue discount and unamortized debt issuance costs. (2) Holders of the senior notes, as well as the trustee under the governing indentures and the administrative agent and lenders under VICI's Credit Agreement, benefit from a limited pledge of the equity of VICI Properties L.P. ("VICI LP"). Refer to Note 7 - Debt within our Annual Report on Form 10-K for the year ended December 31, 2023. (3) Maturity date shown inclusive of applicable extension options. (4) Facility fees based on applicable total commitments (0.15%-0.375% depending on VICI LP's ratings). (5) Based on one-month SOFR of 5.355%, one-month CDOR of 5.445%, and one-month SONIA of 5.197% as of December 29, 2023. SOFR and SONIA-based rate includes a credit spread adjustment. (6) Issued in exchange for senior notes originally issued by MGM Growth Properties Operating Partnership LP ("MGP OP") pursuant to the related exchange offers, which settled on April 29, 2022 in connection with the closing of the MGP acquisition. Principal amounts listed include unexchanged MGP OP notes which remain outstanding, totaling $90.0 million in the aggregate. (7) Represents the contractual interest rates adjusted to account for the impact of the forward-starting interest rate swaps and treasury locks. Refer to Note 8 – Derivatives within our Annual Report on Form 10-K for the year ended December 31, 2023.

VICI

Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

17

18Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA GEOGRAPHIC DIVERSIFICATION (1) Based on annualized contractual rent as of February 2024. Diversified Portfolio: 26 States and 1 Canadian Province Gaming: 15 States and 1 Canadian Province (53% Regional, 46% Las Vegas, 1% International)(1) Other Experiential: 17 States (6 of Which Also Include Gaming) Alberta, Canada Gaming Other Experiential

SUMMARY OF CURRENT LEASE TERMS

	MGM Master Lease	Caesars Regional Master Lease and Joliet Lease[(1)]	Caesars Las Vegas Master Lease[(1)]	MGM Grand/Mandalay Bay Master Lease
Tenant	MGM Resorts International	Caesars Entertainment	Caesars Entertainment	MGM Resorts International
Annual Cash Rent as of February 2024	$744.6 million	$728.4 million[(2)]	$469.2 million	$309.9 million
Current Lease Year	May 1, 2023 – Apr. 30, 2024 Lease Year 2	Nov. 1, 2023 – Oct. 31, 2024 Lease Year 7	Nov. 1, 2023 – Oct. 31, 2024 Lease Year 7	Mar. 1, 2023 – Feb. 29, 2024 Lease Year 4
Annual Escalator	2% in years 2-10 >2% / change in CPI thereafter (capped at 3%)	>2% / change in CPI	>2% / change in CPI[(3)]	2% in years 2-15 >2% / change in CPI thereafter (capped at 3%)
Coverage Floor	None	None	None	None
Rent Adjustment	None	Year 8: 70% Base / 30% Variable Year 11 & 16: 80% Base / 20% Variable	Year 8, 11 & 16: 80% Base / 20% Variable	None
Variable Rent Adjustment Mechanic	None	<u>4% of revenue increase/decrease</u> Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	<u>4% of revenue increase/decrease</u> Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	None
Term	25-year initial term with three 10-year renewal options	18-year initial term with four 5-year renewal options		30-year initial term with two 10-year renewal options
Guarantor	MGM Resorts International	Caesars Entertainment, Inc.	Caesars Entertainment, Inc.	MGM Resorts International
Capex	Minimum of 1% of net revenues	Minimum of 1% of net revenue annually, with rolling three-year minimum (allocated among Caesars Palace and regional properties)	Minimum of 1% of net revenue annually (Caesars Palace and Harrah's Las Vegas), with rolling three-year minimum (allocated among Caesars Palace and regional properties)	Minimum of 3.5% of net revenues based on 5-year rolling test (subject to minimum 2.5% for each property); 1.5% monthly reserves

(1) The Caesars Regional Master Lease and Joliet Lease consists of 16 Caesars properties leased from VICI and the Caesars Las Vegas Master Lease consists of Caesars Palace Las Vegas and Harrah's Las Vegas. (2) Cash rent amounts are presented prior to accounting for the portion of rent payable to the 20% JV partner at Harrah's Joliet. After adjusting for the portion of rent payable to the 20% JV partner, current annual cash rent is $718.2 million. (3) Annual rent escalation does not apply to $35 million of annual rent attributable to the Octavius Tower at Caesars Palace Las Vegas.

VICI

Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

19

SUMMARY OF CURRENT LEASE TERMS (CONTINUED)

	The Venetian Resort Las Vegas Lease	Hard Rock Mirage Lease	JACK Entertainment Master Lease	Century Master Lease
Tenant	Affiliate of funds managed by affiliates of Apollo Global Management, Inc.	Hard Rock Entertainment	JACK Entertainment	Century Casinos
Annual Cash Rent as of February 2024	$257.5 million	$91.8 million	$71.1 million	$56.9 million(1)
Current Lease Year	Mar. 1, 2023 – Feb. 29, 2024 Lease Year 2	Jan. 1, 2024 – Dec. 31, 2024 Lease Year 2	Feb. 1, 2024 – Jan. 31, 2025 Lease Year 5	Jan. 1, 2024 – Dec. 31, 2024 Lease Year 5
Annual Escalator	>2% / change in CPI (capped at 3%)	2% in years 2-10 >2% / change in CPI thereafter (capped at 3%)	1.5% in years 4-6 >1.5% / change in CPI thereafter (capped at 2.5%)	>1.25% / change in CPI (Century Canadian Portfolio escalation based on Canadian CPI and capped at 2.5%)
Coverage Floor	None	None	None	None
Rent Adjustment	None	None	None	None
Variable Rent Adjustment Mechanic	None	None	None	None
Term	30-year initial term with two 10-year renewal options	25-year initial term with three 10-year renewal options	20-year initial term with three 5-year renewal options	24-year term with three 5-year renewal options
Guarantor	Affiliate of funds managed by affiliates of Apollo Global Management, Inc.	Seminole Hard Rock Entertainment, Inc. and Seminole Hard Rock International, LLC	Rock Ohio Ventures LLC and JACK Investment Co., LLC	Century Casinos, Inc.
Capex	Minimum of 2% of net revenues annually (exclusive of gaming equipment) on a rolling three-year basis with ramp up	Minimum of 1% of net revenues	Minimum of 1% of net revenues beginning January 1, 2025, based on a rolling three-year basis	Minimum of 1% of net revenues on a rolling three-year basis for each individual facility; 1% of Net Revenues per fiscal year for the facilities collectively

(1) Assumes an exchange rate of C$1:00:US$0.76 as of December 31, 2023.

VICI

Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

20

SUMMARY OF CURRENT LEASE TERMS (CONTINUED)

	PENN Greektown Lease	Hard Rock Cincinnati Lease	CNE Gold Strike Lease	EBCI Southern Indiana Lease
Tenant	PENN Entertainment	Hard Rock Entertainment	Cherokee Nation Entertainment	Eastern Band of Cherokee Indians
Annual Cash Rent as of February 2024	$52.9 million	$46.2 million	$40.0 million	$33.5 million
Current Lease Year	Jun. 1, 2023 – May 31, 2024 Lease Year 5	Oct. 1, 2023 – Sept. 30, 2024 Lease Year 5	May 1, 2023 – Apr. 30, 2024 Lease Year 2	Sept. 1, 2023 – Aug. 31, 2024 Lease Year 3
Annual Escalator	2% for Building Base Rent ($42.8 million)	>2.0% / change in CPI[1]	2% in years 2-10 >2% / change in CPI thereafter (capped at 3%)	1.5% in years 2-5 >2% / change in CPI thereafter
Coverage Floor	Net Revenue to Rent Ratio to be mutually agreed upon prior to the commencement of lease year 6	None	None	None
Rent Adjustment	Percentage (Variable) Rent adjusts every 2 years beginning in year 6	None	None	Year 8 & 11: 80% Base (subject to escalator) / 20% Variable
Variable Rent Adjustment Mechanic	4% of the average net revenues for trailing 2-year period less threshold amount	None	None	4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2[2] Year 11: Avg. of years 8-10 less avg. of years 5-7
Term	15-year initial term with four 5-year renewal options	28-year initial term with three 10-year renewal options	25-year initial term with three 10-year renewal options	15-year initial term with four 5-year renewal options
Guarantor	PENN Entertainment, Inc.	Seminole Hard Rock Entertainment, Inc. and Seminole Hard Rock International, LLC	Cherokee Nation Businesses, L.L.C.	The Eastern Band of Cherokee Indians
Capex	Minimum of 1% of net revenues based on a four-year average	Minimum of 1% of net revenues	Minimum of 1% of net revenues	Minimum of 1% of net revenues annually

(1) Starting in lease year 5, if the change in CPI is less than 0.5%, there will be no escalation in rent for such lease year. (2) With respect to lease year 0, for the period Caesars Southern Indiana was closed in 2020 due to COVID-19, the Caesars Southern Indiana Lease will provide for the use of 2019 net revenues, pro rated for the period of such closure.

VICI

Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

21

SUMMARY OF CURRENT LEASE TERMS (CONTINUED)

	Bowlero Master Lease	PENN Margaritaville Lease	Foundation Gaming Master Lease	Chelsea Piers Lease	PURE Canadian Master Lease
Tenant	Bowlero	PENN Entertainment	Foundation Gaming	Chelsea Piers	PURE Canadian Gaming
Annual Cash Rent as of February 2024	$31.6 million	$26.8 million	$24.5 million	$24.0 million	C$21.8 / US$16.7 million[(1)]
Current Lease Year	Oct. 19, 2023 – Oct. 31, 2024 Lease Year 1	Feb. 1, 2024 – Jan. 31, 2025 Lease Year 6	Jan. 1, 2024 – Dec. 31, 2024 Lease Year 2	Dec. 18, 2023 – Dec. 31, 2024 Lease Year 1	Feb. 1, 2024 – Jan. 31, 2025 Lease Year 2
Annual Escalator	>2% / change in CPI (capped at 2.5%)	2% for Building Base Rent ($17.2 million)	1.0% in years 2-3 >1.5% / change in CPI thereafter (capped at 3%)	1.25% in lease year 3; 1.50% thereafter	1.25% in years 2-3 >1.5% / change in Canadian CPI thereafter (capped at 2.5%)
Coverage Floor	None	Net Revenue to Rent Ratio: 6.1x	None	None	None
Rent Adjustment	None	Percentage (Variable) Rent adjusts every 2 years beginning in year 3	None	None	None
Variable Rent Adjustment Mechanic	None	4% of the average net revenues for trailing 2-year period less threshold amount	None	None	None
Term	25-year initial term with six 5-year renewal options	15-year initial term with four 5-year renewal options	15-year initial term with four 5-year renewal options	32-years with one 10-year extension option[(2)]	25-year initial term with four 5-year renewal options
Guarantor	Bowlero Corp.	PENN Entertainment, Inc.	Foundation Gaming & Entertainment, LLC	Chelsea Piers Management Inc., Silver Screen LLC, North River Property LLC and Waterfront Services I LLC	Parent entity of PURE Canadian Gaming Corp.
Capex	None	Minimum of 1% of net revenues based on a four-year average	Minimum of 1% of net revenue (excluding gaming equipment, IT etc.) annually on a rolling 3-year basis and a per-facility triennial capex requirement of 1% of three-year rolling net revenue	Minimum of 2% of total revenues on a 5-year rolling average	Minimum of 1% of net revenue (excluding gaming equipment, IT etc.) annually

(1) Assumes an exchange rate of C$1:00:US$0.76 as of December 31, 2023. (2) The 10-year extension option remains conditioned upon extending the prime lease term with Hudson River Park Trust.

VICI

Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

22

INVESTMENT ACTIVITY

Property / Loan	Announcement Date	Closing Date	Rent / Income	Cap Rate / Yield	Transaction Size	Tenant / Borrower / Issuer
Recently Completed Transactions						
Homefield KC – Margaritaville Resort Development Loan	1/23/2024	1/18/2024	-	-	Up to $105.0 million	Homefield Kansas City
Chelsea Piers	12/19/2023	12/18/2023	$24.0 million	7.0%	$342.9 million	Chelsea Piers
Cabot Highlands Delayed Draw Redevelopment Loan(1)	12/19/2023	10/31/2023	-	-	$10.9 million	Cabot Highlands
Cabot Saint Lucia Delayed Draw Development Loan	12/19/2023	11/3/2023	-	-	Up to $100.0 million	Cabot Saint Lucia
Kalahari Virginia Mezzanine Loan	12/07/23	12/06/23	-	-	Up to $212.2 million	Kalahari
Bowlero Portfolio	10/19/2023	10/19/2023	$31.6 million	7.3%	$432.9 million	Bowlero Corp.
Century Canadian Portfolio	5/17/2023	9/6/2023	$13.1 million(2)	7.8%	$162.5 million	Century Casinos
Canyon Ranch Mortgage Financing	7/26/2023	8/22/2023	-	-	$140.1 million	Subsidiary of Canyon Ranch
Canyon Ranch Preferred Equity Investment	7/26/2023	7/26/2023	-	-	Up to $150.0 million	Canyon Ranch
Rocky Gap Casino Resort	8/25/2022	7/25/2023	$15.5 million	7.6%	$203.9 million	Century Casinos
Hard Rock Ottawa Senior Secured Notes	-	3/28/2023	$9.4 million	11.0%	$85.0 million	H.R. Ottawa, L.P.
Gold Strike Casino Resort	6/9/2022	2/15/2023	$40.0 million	-	-	Cherokee Nation Entertainment
Remaining 49.9% Interest in the MGM Grand / Mandalay Bay JV	12/1/2022	1/9/2023	$151.6 million	-	$2.8 billion	MGM Resorts International
PURE Canadian Portfolio	1/9/2023	1/6/2023	$16.7 million(3)	8.0%	$200.8 million	PURE Canadian Gaming

Note: Assumes exchange rate of C$1.00:US$0.76 as of December 31, 2023, where applicable.
(1) The Company provided a £9 million (US$10.9 million) loan for the redevelopment of Cabot Highlands with an agreement in principle to provide additional development financing, subject to negotiation of definitive documentation and other deal terms. (2) The Century Canadian Portfolio has an initial annual base rent of C$17.3 million (US$13.1 million). (3) The PURE Canadian master lease has an initial annual base rent of C$21.8 million (US$16.7 million).

VICI

Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

23

CAPITAL MARKETS ACTIVITY

Equity Capital Markets

Forward Equity Offering	Shares Sold	Shares Settled	Gross Offering Value	Net Proceeds Received to Date
Q1 2024 ATM Activity(1)	9,662,116	-	$305.5 million	-
Q4 2023 ATM Activity	13,194,739	-	$390.2 million	-
Q3 2023 ATM Activity	7,843,352	7,843,352	$242.3 million	$238.7 million
Q2 2023 ATM Activity	327,306	327,306	$10.6 million	$10.4 million
January 2023 Offering	30,302,500	30,302,500	$1.0 billion	$960.5 million

Debt Capital Markets

Type of Debt	Funding Date	Coupon Rate	Effective Rate	Proceeds Received	Repayment
Revolving Credit Facility - GBP	October 24, 2023	SONIA+1.05%(2)	6.247%(3)	$11.5 million (£9 million)	-
Revolving Credit Facility – CAD	August 31, 2023	CDOR+1.05%(2)	6.495%(3)	$56.6 million (C$75.0 million)	-
Revolving Credit Facility – USD	January 6, 2023	SOFR+1.05%(2)	6.505%(3)	$250.0 million	$250.0 million(4)
Revolving Credit Facility – CAD	January 3, 2023	CDOR+1.05%(2)	6.495%(3)	$105.7 million (C$140.0 million)	-

Note: Assumes exchange rate of C$1.00:US$0.76 and £1.00:US$1.27 as of December 31, 2023, where applicable.
(1) Subsequent to year end, in January 2024, VICI offered 9,662,116 shares under its at-the-market offering program at a weighted average initial forward price of $31.61 per share to be issued upon settlement of the Q1 2024 forward sale agreements. (2) Facility fees based on applicable total commitments (0.15%-0.375% depending on VICI LP's ratings). (3) Based on one-month SOFR of 5.355%, one-month CDOR of 5.445%, and one-month SONIA of 5.197% as of December 29, 2023. SOFR and SONIA-based rate includes a credit spread adjustment. (4) The $250.0 million drawn in USD was repaid in full on January 13, 2023.

VICI

Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

24

25Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA GAMING EMBEDDED GROWTH PIPELINE The descriptions of the Put/Call Agreements and ROFR Agreements herein are presented as a summary of such agreements, which are or may be subject to additional terms and conditions as described in the applicable agreements. Put / Call Agreements Harrah’s Hoosier Park and Horseshoe Indianapolis: VICI has the right to call Harrah’s Hoosier Park and Horseshoe Indianapolis from Caesars at a 13.0x multiple (7.7% cap rate) of the initial annual rent of each facility in a sale leaseback transaction. Caesars has the right to put Harrah’s Hoosier Park and Horseshoe Indianapolis to VICI at a 12.5x multiple (8.0% cap rate) of the initial annual rent of each facility in a sale leaseback transaction. The put/call agreement can be exercised until December 31, 2024. Right of First Refusal (“ROFR”) Agreements Las Vegas Strip Assets(1): VICI has a ROFR to acquire the land and real estate assets of each of the first two of certain specified Las Vegas Strip assets should the properties be sold by Caesars, whether pursuant to an OpCo/PropCo or a WholeCo sale. The first property subject to the ROFR will be one of: Flamingo Las Vegas, Horseshoe Las Vegas, Paris Las Vegas and Planet Hollywood Resort & Casino. The second property subject to the ROFR will be selected from one of the aforementioned four properties plus The LINQ Hotel & Casino. (1) Caesars does not have a contractual obligation to sell the properties subject to the ROFR Agreements and will make an independent financial decision regarding whether to trigger the ROFR agreements and VICI will make an independent financial decision whether to purchase the properties. (2) Subject to any consent required from Caesars’ applicable joint venture partners. Caesars Forum Convention Center: VICI has the right to call the Caesars Forum Convention Center from Caesars at a 13.0x multiple (7.7% cap rate) of the initial annual rent in a sale leaseback transaction between September 18, 2025 and December 31, 2028. Caesars has the right to put the Caesars Forum Convention Center to VICI at a 13.0x multiple (7.7% cap rate) of the initial annual rent in a sale leaseback transaction between January 1, 2024 and December 31, 2024. Horseshoe Casino Baltimore(1)(2): VICI has a ROFR to enter into a sale leaseback transaction with respect to the land and real estate assets of Horseshoe Baltimore should the property be sold by Caesars. Caesars Virginia Development(1)(2): VICI has a ROFR to enter into a sale leaseback transaction with respect to the land and real estate assets associated with the development of a new casino resort in Danville, Virginia by Caesars and EBCI.

26Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA OTHER EXPERIENTIAL EMBEDDED GROWTH PIPELINE The descriptions of the Put/Call Agreements, Purchase Right Agreements, and Right of First Offer Agreements herein are presented as a summary of such agreements, which are or may be subject to additional terms and conditions as described in the applicable agreements. Canyon Ranch Lenox & Canyon Ranch Tucson: VICI has the right to call the real estate assets of each of Canyon Ranch Tucson in Tucson, Arizona and Canyon Ranch Lenox in Lenox, Massachusetts, at pre-negotiated terms in a sale-leaseback transaction following stabilization, subject to certain conditions. If the call right(s) are exercised, Canyon Ranch would continue to operate the applicable wellness resort(s) subject to a long-term triple-net master lease with VICI. Call Right Agreements Longer Term Financing Partnerships Canyon Ranch Austin: VICI has the right to call the real estate assets of Canyon Ranch Austin at pre-negotiated terms in a sale-leaseback transaction for up to 24 months following stabilization, subject to certain conditions. If the call right is exercised, Canyon Ranch would continue to operate Canyon Ranch Austin subject to a long-term triple-net master lease with VICI. Cabot Citrus Farms: In connection with VICI’s $120 million delayed draw term loan to Cabot, VICI entered into a purchase and sale agreement, pursuant to which VICI will convert a portion of the Cabot Citrus Farms loan into the ownership of certain Cabot Citrus Farms real estate assets and simultaneously enter into a triple-net lease with Cabot that has an initial term of 25 years, with five 5-year tenant renewal options. Canyon Ranch: VICI entered into a right of first offer agreement on future financing opportunities with Canyon Ranch for funding of certain facilities until the earlier of five years from the commencement of the Canyon Ranch Austin lease or the date VICI is no longer landlord. On July 26, 2023, VICI further solidified its partnership with Canyon Ranch and entered into a right of first financing agreement pursuant to which VICI will have the first right, but not the obligation, to serve as the real estate capital financing partner for Canyon Ranch with respect to the acquisition, build-out and/or redevelopment of future greenfield and build-to-suit wellness resorts. Bowlero: In connection with VICI’s acquisition of the Bowlero Portfolio, the Bowlero master lease includes a right of first offer provision under which VICI has the right to acquire the real estate assets of any current or future Bowlero asset should Bowlero elect to enter into a sale-leaseback transaction in the first 8 years of the lease term. Homefield KC and Margaritaville Resort: VICI has the option to call the real estate assets of the new Homefield Training Facility, new Homefield Baseball Center, Homefield Sports and Training Complex – Olathe, and the Margaritaville Resort Kansas City, subject to certain conditions. If the call right is exercised, all of the properties, including the Margaritaville Resort, would be subject to a single long-term triple net master lease with VICI. Homefield: VICI entered into a right of first refusal agreement under which VICI has the right to acquire the real estate of any future Homefield properties in a sale-leaseback transaction if Homefield elects to monetize such assets. Cabot Highlands: In connection with VICI’s agreement in principle to provide additional financing for Cabot Highlands, VICI also agreed in principle to enter into a call right agreement to acquire a portion of the real estate assets upon stabilization of the resort, subject to negotiation of definitive documentation and other deal terms.

ANALYST COVERAGE

Covering Equity Analysts

Firm	Analyst	Phone	Email
BNP Paribas	Nate Crossett	(646) 725-3716	Nate.crossett@us.bnpparibas.com
BofA Securities	Shaun Kelley	(646) 855-1005	Shaun.kelley@bofa.com
Capital One Securities	Dan Guglielmo	(202) 213-6408	Daniel.guglielmo@capitalone.com
CBRE	John DeCree	(702) 691-3213	John.decree@cbre.com
Citi	Smedes Rose	(212) 816-6243	Smedes.rose@citi.com
Deutsche Bank	Carlo Santarelli	(212) 250-5815	Carlo.santarelli@db.com
Evercore ISI	Jim Kammert	(312) 705-4233	James.kammert@evercoreisi.com
Goldman Sachs	Caitlin Burrows	(212) 902-4736	Caitlin.burrows@gs.com
Green Street Advisors	Chris Darling	(949) 640-8780	Cdarling@greenstreet.com
Jefferies	David Katz	(212) 323-3355	Dkatz@jefferies.com
JMP Securities	Mitch Germain	(212) 906-3537	Mgermain@jmpsecurities.com
J.P. Morgan	Anthony Paolone	(212) 622-6682	Anthony.paolone@jpmorgan.com
Keybanc	Todd Thomas	(917) 368-2286	Tthomas@key.com
Macquarie Capital	Chad Beynon	(212) 231-2634	Chad.beynon@macquarie.com
Mizuho Securities	Haendel St. Juste	(212) 205-7860	Haendel.st.juste@mizuhogroup.com
Morgan Stanley	Ronald Kamdem	(212) 296-8319	Ronald.kamdem@morganstanley.com
Raymond James	RJ Milligan	(727) 567-2585	Rjmilligan@raymondjames.com
Robert W. Baird	Wesley Golladay	(216) 737-7510	Wgolladay@rwbaird.com
Scotiabank	Greg McGinniss	(212) 225-6906	Greg.mcginniss@scotiabank.com
Stifel Nicolaus	Simon Yarmak	(443) 224-1345	Yarmaks@stifel.com
Truist Securities	Barry Jonas	(212) 590-0998	Barry.jonas@truist.com
Wedbush	Rich Anderson	(212) 938-9949	Richard.anderson@wedbush.com
Wells Fargo	Connor Siversky	(212) 214-8069	Connor.siversky@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	Arosivach@wolferesearch.com

Covering Fixed Income Analysts

Firm	Analyst	Phone	Email
BofA Securities	James Kayler	(646) 855-9223	James.f.kayler@bofa.com
Deutsche Bank	Luis Chinchilla	(212) 250-9980	Luis.chinchilla@db.com
J.P. Morgan	Mark Streeter	(212) 834-5086	Mark.streeter@jpmorgan.com

VICI

Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

27

28Q4 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA DEFINITIONS OF NON-GAAP FINANCIAL MEASURES FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by the National Association of Real Estate Investment Trusts (NAREIT), we define FFO as net income (or loss) attributable to common stockholders (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) our proportionate share of such adjustments from our investment in unconsolidated affiliate. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate VICI’s performance. We calculate VICI’s AFFO by adding or subtracting from FFO non-cash leasing and financing adjustments, non-cash change in allowance for credit losses, non-cash stock-based compensation expense, transaction costs incurred in connection with the acquisition of real estate investments, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges related to non-depreciable real estate, gains (or losses) on debt extinguishment and interest rate swap settlements, other gains (losses), deferred income tax benefits and expenses, other non-recurring non-cash transactions, our proportionate share of non-cash adjustments from our investment in unconsolidated affiliate (including the amortization of any basis differences) with respect to certain of the foregoing and non-cash adjustments attributable to non-controlling interest with respect to certain of the foregoing. We calculate Adjusted EBITDA by adding or subtracting from AFFO contractual interest expense (including the impact of the forward-starting interest rate swaps and treasury locks) and interest income (collectively, interest expense, net), income tax expense and our proportionate share of such adjustments from our investment in unconsolidated affiliate. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP.